                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                         Katz Digital Technologies Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         Katz Digital Technologies Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                        KATZ DIGITAL TECHNOLOGIES, INC.
                             TWENTY-ONE PENN PLAZA
                               NEW YORK, NY 10001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 30, 1998

     The Annual Meeting of Shareholders of KATZ DIGITAL TECHNOLOGIES, INC. (the "Company") will be held at the New York Marriott Marquis Hotel, 1535 Broadway, New York, New York, on Thursday April 30, 1998, at 10:00 a.m. local time, to consider and act upon the following matters:

          1. To elect five directors to serve for the ensuing year.

          2. To ratify the selection by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the current fiscal year.

          3. To ratify and approve the Company's Second Amended and Restated 1996 Stock Option Plan.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on March 2, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors

                                          /s/GEOFFREY BARSKY
                                            GEOFFREY BARSKY
                                            Secretary

New York, New York
March 27, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                        KATZ DIGITAL TECHNOLOGIES, INC.
                             TWENTY-ONE PENN PLAZA
                               NEW YORK, NY 10001

          PROXY STATEMENT FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 30, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Katz Digital Technologies, Inc. (the "Company") for use at the 1998 Annual Meeting of Shareholders to be held on Thursday, April 30, 1998, and at any adjournment of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with a shareholder's instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a shareholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

     The Company's Annual Report for the fiscal year ended December 31, 1997 was mailed to shareholders together with this Proxy Statement on or about March 27, 1998.

VOTING SECURITIES AND VOTES REQUIRED

     At the close of business on March 2, 1998, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 4,948,649 shares of Common Stock of the Company. Shareholders are entitled to one vote per share.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for the approval of the adoption of the Company's Second Amended and Restated 1996 Stock Option Plan and the ratification of the selection by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the current fiscal year. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 2, 1998, with respect to the beneficial ownership of the Company's Common Stock by (i) each current director and nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Compensation of Executive Officers" below, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially more than five per cent (5%) of the outstanding shares of Common Stock of the Company.

                NAME AND ADDRESS(1)                    AMOUNT AND NATURE OF          PERCENTAGE OF
                OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP(2)   OUTSTANDING SHARES OWNED
                -------------------                   -----------------------   ------------------------
Gary Katz...........................................         2,393,377(3)                 48.2%
Rochelle Katz.......................................         2,393,377(4)                 48.2
Wellington Management Company, LLP..................           430,000(5)                  8.7
75 State Street
Boston, Massachusetts 02109
Lisa J. Sklar.......................................           126,600(6)                  2.6
Michael Sklar.......................................           126,600(7)                  2.6
Burtt R. Ehrlich....................................            60,000(8)                  1.2
667 Madison Avenue
New York, NY 10021
Ronald B. Grudberg..................................            60,000(9)                  1.2
14 Kevin Court
Nanuet, NY 10954
Murray L. Skala.....................................            50,000(10)                   *
750 Lexington Avenue
New York, NY 10022
Donald L. Flamm.....................................            11,667(11)                   *
Geoffrey Barsky.....................................             9,667(12)                   *
All executive officers and directors as a group
  (eight persons)...................................         2,711,311(13)                52.9

---------------
*    Less than 1% of the Company's outstanding shares.

(1) Unless otherwise listed, the addresses of all of the persons in the foregoing table are at the Company's offices, Twenty-One Penn Plaza, New York, NY 10001.

(2) The number of Shares of Common Stock beneficially owned by each person or entity is determined under rules promulgated by the Securities and Exchange Commission (the "Commission"). Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power. The percentage of the Company's outstanding shares is calculated by including among the shares owned by such person any shares which such person or entity has the right to acquire within 60 days after March 2, 1998. Unless otherwise indicated, each person or entity referred to above has sole voting and investment power with respect to the shares listed. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

(3) Includes 1,308,355 shares owned beneficially and of record by Rochelle Katz, the wife of Mr. Katz, and 16,667 shares issuable to Mr. Katz upon the exercise of an option.

(4) Includes 1,068,355 shares owned beneficially and of record by Gary Katz, the husband of Ms. Katz, and 16,667 shares issuable to Mr. Katz upon the exercise of an option.

(5) Pursuant to information provided to the Company on Form 13(g) filed with the Commission by, or on behalf of, such beneficial owner.

(6) Includes 102,000 shares beneficially owned by Ms. Sklar, 5,000 shares beneficially owned by Michael Sklar, the husband of Ms. Sklar, 3,600 shares beneficially owned in the aggregate by Ms. Sklar's minor children, and 8,000 shares issuable to each of Ms. Sklar and Mr. Sklar (16,000 shares in the aggregate) upon the exercise of options held by each of them.

(7) Includes 5,000 shares beneficially owned by Mr. Sklar, 102,000 shares beneficially owned by Lisa J. Sklar, the wife of Mr. Sklar, 3,600 shares beneficially owned in the aggregate by Mr. Sklar's minor children and 8,000 shares issuable to each of Mr. Sklar and Ms. Sklar (16,000 shares in the aggregate) upon the exercise of options held by each of them.

(8) Includes 40,000 shares of Common Stock issuable to Mr. Ehrlich upon exercise of an option.

(9) Includes 40,000 shares of Common Stock issuable to Mr. Grudberg upon exercise of an option.

(10) Includes 40,000 shares of Common Stock issuable to Mr. Skala upon exercise of an option.

(11) Represents 11,667 shares of Common Stock issuable to Mr. Flamm upon exercise of an option.

(12) Represents 9,667 shares of Common Stock issuable to Mr. Barsky upon exercise of an option.

(13) Includes 174,001 shares issuable upon the exercise of options held by the executive officers and directors of the Company. See footnotes (3), (4) and
     (6) through (12).

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by management. Each director will be elected to hold office until the next annual meeting of shareholders or until his successor is elected and qualified.

NOMINEES

     Set forth below for each nominee as a director of the Company is his name and age, position with the Company, business experience during the past five years, the date of the commencement of his term as a director, and other directorships held by such nominee in other reporting companies.

                       NAME                          AGE                  POSITION
                       ----                          ---    -------------------------------------
Gary Katz..........................................  60     Chairman of the Board and Chief
                                                            Executive Officer
Michael Sklar......................................  34     President, Chief Operating Officer
                                                            and Director
Murray L. Skala....................................  51     Director
Ronald B. Grudberg.................................  59     Director
Burtt R. Ehrlich...................................  58     Director

     Gary Katz founded the Company and has been Chairman and Chief Executive Officer of the Company since inception. Prior to such time, and for a period of over thirty years, Mr. Katz was engaged in the typography business in various sales capacities.

     Michael Sklar has been a director of the Company since December 1995, President and Chief Operating Officer of the Company since March 1998, Vice President -- Business Development of the Company from August 1996 to March 1998, and Vice President -- Operations of the Company from April 1994 until August 1996. From June 1989 to April 1994, Mr. Sklar was Vice President of Marketing of the Biomedical Device Division of Pall Corporation, a filter manufacturing company.

     Murray L. Skala has been a director of the Company since December 1995. Mr. Skala has been a partner of the law firm Feder, Kaszovitz, Isaacson, Weber, Skala & Bass, LLP since 1976. Mr. Skala is also a director of Quintel Entertainment, Inc., a publicly-held company in the business of developing and marketing telephone entertainment services, and JAKKS Pacific, Inc., a publicly-held company in the business of developing and selling children's toys.

     Ronald B. Grudberg has been a director of the Company since February 1996. From 1984 until his retirement in January 1995, Mr. Grudberg was Chief Executive Officer and a director of Finlay Fine Jewelry Corporation.

     Burtt R. Ehrlich has been a director of the Company since March 1996. Mr. Ehrlich has been a private investor since November 1992. From 1969 to November 1992, Mr. Ehrlich was president and Chairman of Ehrlich Bober Financial Corp., an investment banking/service firm listed on the American Stock Exchange. Mr. Ehrlich is also a director of Armor Holdings, Inc., a publicly-held company which manufactures and sells bullet-proof vests and other body armor products.

     The Company has agreed, if so requested by the underwriter of the initial public offering of the Company's Common Stock, Whale Securities Co., L.P. ("Whale"), to nominate and use its best efforts to elect a designee of Whale as a director of the Company or, at Whale's option, as a non-voting adviser to the Company's Board of Directors. The Company's officers, directors and the holders of the Company's securities immediately prior to such initial public offering have agreed to vote their shares of Common Stock in favor of such designee. Whale has not yet exercised its right to designate such a person. Such right of designation by Whale expires March 25, 2001.

     All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Directors receive no cash compensation for serving on the Board of Directors other than reasonable expenses incurred in attending meetings. Directors who are not employees of the Company are compensated for their services and attendance at meetings through the grant of options pursuant to the Company's Stock Option Plan.

EXECUTIVE OFFICERS

     Set forth below are the Non-Director Executive Officers of the Company.

                         NAME                        AGE                  POSITION
                         ----                        ---    -------------------------------------
    Lisa J. Sklar..................................  33     Executive Vice President -- Sales
    Donald L. Flamm................................  54     Vice President -- Finance and Chief
                                                            Financial Officer
    Geoffrey Barsky................................  42     Vice President, Controller and
                                                            Secretary

     Lisa J. Sklar has been Executive Vice President -- Sales of the Company since January 1989.

     Donald L. Flamm has been Vice President -- Finance and Chief Financial Officer of the Company since February 10, 1997. From February 1996 through January 1997, Mr. Flamm was an independent consultant. From December 1994 through January 1996, Mr. Flamm was Senior Vice President -- Finance and Administration and Chief Financial Officer of Comtex Information Systems, Inc., a computer consulting company. From October 1986 through November 1994, Mr. Flamm was Vice President -- Finance and Chief Financial Officer of LCS Industries, Inc., a direct marketing services company.

     Geoffrey Barsky has been Vice President of the Company since November 1995, Controller of the Company since November 1992 and Secretary of the Company since February 1996. From March 1980 to November 1992, Mr. Barsky was a comptroller with Hilton Hotels Corporation.

     Two of the Company's executive officers, Gary Katz and Michael Sklar, are also directors of the Company. Information with regard to such persons is set forth above under the heading "Nominees". Lisa J. Sklar is the daughter of Gary Katz and the wife of Michael Sklar. Geoffrey A. Barsky is the nephew of Mr. Katz. Officers are elected by the Board of Directors and serve at the discretion of the Board.

THE COMMITTEES

     The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors does not have a Nominating Committee, and the usual functions of such committee are performed by the entire Board of Directors.

     Audit Committee. The functions of the Audit Committee include recommendations to the Board of Directors with respect to the engagement of the Company's independent certified public accountants and the review of the scope and effect of the audit engagement. The current members of the Audit Committee are Messrs. Katz, Grudberg and Ehrlich.

     Compensation Committee. The function of the Compensation Committee is to make recommendations to the Board with respect to compensation of management employees. In addition, the Compensation Committee administers plans and programs, with the exception of the Company's stock option plans, relating to employee benefits, incentives and compensation. The current members of the Compensation Committee are Messrs. Skala and Grudberg.

     Stock Option Committee. The Stock Option Committee determines the persons to whom options should be granted under the Company's stock option plans and the number of options to be granted to each person. The current members of the Stock Option Committee are Messrs. Grudberg and Ehrlich.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Murray L. Skala, a director of the Company, is a partner in the law firm of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass, LLP ("Feder Kaszovitz"), the Company's attorneys. The Company paid approximately $207,000 in 1997 to Feder Kaszovitz for legal services rendered. Feder Kaszovitz continues to provide services to the Company during the current fiscal year. Its fees are based primarily on hourly rates. The Company believes that its relationship with such firm is on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

     To the best of the Company's knowledge, each of Gary Katz, Lisa J. Sklar, Michael Sklar, Geoffrey Barsky and Burtt Ehrlich, executive officers, directors and/or beneficial owners of more than 10% of the Company's Common Stock, untimely filed during 1997 one Form 4. To the best of the Company's knowledge, all other Forms 4 and all Forms 3 and 5 required to be filed during 1997 were filed timely.

ATTENDANCE AT MEETINGS

     There were eleven meetings of the Board of Directors and one meeting of each of the Audit Committee and Stock Option Committee during 1997. All of the members of the Board or such Committees were present at such meetings. The Compensation Committee did not meet during 1997.

EXECUTIVE COMPENSATION

     The following table sets forth the Company's executive compensation paid during the three fiscal years ended December 31, 1997, 1996 and 1995 to its Chief Executive Officer and to each of its other executive officers (collectively, the "Named Officers").

                                                                                 LONG TERM COMPENSATION
                                                                    ------------------------------------------------
                                      ANNUAL COMPENSATION                  AWARDS                   PAYOUTS
                              -----------------------------------   --------------------   -------------------------
         (A)           (B)      (C)       (D)                          (F)         (G)
                                                        (E)         RESTRICTED               (H)           (I)
                                                       OTHER          STOCK                 PLAN           ALL
 NAME AND PRINCIPAL           SALARY     BONUS        ANNUAL          AWARDS     OPTIONS   PAYOUTS        OTHER
      POSITION         YEAR     ($)       ($)     COMPENSATION($)      ($)         (#)       ($)     COMPENSATION($)
 ------------------    ----   -------    ------   ---------------   ----------   -------   -------   ---------------
Gary Katz............  1997   362,168(1)     --         --             --          --        --           3,231(2)
  Chairman of the      1996   346,077        --         --             --          --        --          11,538(3)
  Board and Chief      1995   299,500        --         --             --          --        --          38,867(3)
  Executive Officer
Michael D. Sklar.....  1997   179,525(1)     --         --             --          --        --           1,900(2)
  President and        1996   151,692        --         --             --          --        --             490(3)
  Chief Operating      1995   104,377    10,000         --             --          --        --           4,979(3)
  Officer
Lisa J. Sklar........  1997   438,853(1)     --         --             --          --        --           3,199(2)
  Executive Vice       1996   346,711        --         --             --          --        --             166(3)
  President -- Sales   1995   448,833        --         --             --          --        --           3,717(3)
Donald L. Flamm......  1997   125,158(1)     --         --             --          --        --           1,454(2)
  Vice President --
  Finance and Chief
  Financial
  Officer(4)
Geoffrey Barsky......  1997   120,576(1)     --         --             --          --        --           1,180(2)
  Vice President,      1996   106,154        --         --             --          --        --           1,412(3)
  Controller and       1995   103,259    10,000         --             --          --        --           9,702(3)
  Secretary

---------------
(1) Includes amounts paid by the Company for the personal use of automobiles by the Named Officers.

(2) Consists of matching contributions made by the Company to each Named Officer's 401(k) retirement savings plan.

(3) Consists of the amount of contributions by the Company in accordance with the Company's Pension Plan for 1995 and 1996, such Plan no longer being in effect.

(4) Mr. Flamm's employment with the Company began in February 1997.

OPTION/SAR GRANTS IN 1997

     The following table sets forth certain information regarding the granting of options to the Named Officers during 1997.

                                            INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------
(A)                                              (B)            (C)             (D)              (E)
                                              NUMBER OF      % OF TOTAL
                                              SECURITIES    OPTIONS/SARS
                                              UNDERLYING     GRANTED TO      EXERCISE
                                             OPTIONS/SARS   EMPLOYEES IN   OR BASE PRICE     EXPIRATION
                   NAME                      GRANTED (#)    FISCAL YEAR      ($/SHARE)          DATE
                   ----                      ------------   ------------   -------------   ---------------
Gary Katz..................................     25,000           7.2%         $2.75            2/20/02
                                                25,000           7.2           3.85            2/20/02
Michael Sklar..............................     50,000          14.4           5.1875          9/24/02
Lisa J. Sklar..............................     20,000           5.8           5.1875          9/24/02
Donald L. Flamm............................     35,000          10.1           3.00            3/18/02
Geoffrey Barsky............................     25,000           7.2           5.1875          9/24/02
                                                 5,000           1.4           3.00            3/18/02

---------------
(1) Options to purchase a total of 347,500 shares of Common Stock were granted to the Company's employees, including the Named Officers, during 1997.

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUE

     The following table sets forth certain information regarding options exercised, if any, and exercisable during 1997, and the value of options held as of December 31, 1997 by the Named Officers:

                                                                        VALUE OF UNEXERCISED
                                       NUMBER OF UNEXERCISED            IN-THE-MONEY OPTIONS
                                     OPTIONS AT FISCAL YEAR END          AT FISCAL YEAR END
                                    ----------------------------    -----------------------------
               NAME                 EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
               ----                 -----------    -------------    ------------    -------------
Gary Katz.........................         0          25,000             --            $25,000(1)
                                           0          25,000             --                (2)
Michael Sklar.....................     4,000           8,000            (2)                (2)
                                           0          50,000             --                (2)
Lisa J. Sklar.....................     4,000           8,000            (2)                (2)
                                           0          20,000             --                (2)
Donald L. Flamm...................         0          35,000             --             26,250(1)
Geoffrey Barsky...................         0           5,000             --              3,750(1)
                                       4,000           8,000            (2)                (2)
                                           0          25,000             --                (2)

---------------
(1) The difference between (x) the product of the unexercised options and the exercise price of such options, less (y) the product of the unexercised options and $3.75 (the closing price of the Company's Common Stock on December 31, 1997, as listed on the Nasdaq National Market).

(2) Such options were out-of-the-money as of December 31, 1997.

BOARD COMPENSATION

     As a result of the Company's policy to compensate directors who are not employees of the Company for their services other than by cash payments, the Company's Amended and Restated 1996 Stock Option Plan provides for the automatic grant to each such director of options to purchase 20,000 shares of Common Stock upon election to the Board and for the additional automatic quarterly grant of options for each such director to purchase 5,000 shares of Common Stock (20,000 shares per annum). The exercise price for all of such options is the market value of the Common Stock on the date of each grant.

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with Gary Katz, effective March 25, 1996 and expiring on December 31, 1999. Such agreement provides for Mr. Katz's continued employment as Chairman of the Board and Chief Executive Officer for the term of the agreement. The employment agreement provides for employment on a full-time basis and contains a provision that prohibits Mr. Katz from competing or engaging in a business competitive with the business of the Company during the term of employment and for two years thereafter. Pursuant to such agreement, the Company has agreed to pay Mr. Katz a base salary at the rate of $350,000 per year for the year ending December 31, 1996, with annual increases of 10% thereafter. During February 1997, Mr. Katz elected to forego the 10% increase for the balance of the year ended December 31, 1997, and his salary returned to $350,000 per annum. Mr. Katz is also entitled to receive such bonuses during the term of employment, as recommended by the Compensation Committee of the Board of Directors.

     During 1997, Lisa J. Sklar operated under an employment agreement effective March 25, 1996, which provided for Ms. Sklar's continued employment as Executive Vice President -- Sales for the term of the agreement. The employment agreement provided for employment on a full-time basis and contained a provision that prohibited Ms. Sklar from competing or engaging in a business competitive with the business of the Company during the term of employment and for one year thereafter. Pursuant to such agreement, the Company agreed to pay Ms. Sklar a base salary at the rate of $30,000 per year for the year ended December 31, 1997, with annual increases of $5,000 thereafter. Such agreement also provided for the payment of commissions to Ms. Sklar, at the Company's standard commission rates, based on gross sales derived by the Company from her accounts, including a non-refundable draw against commissions of $100,000 per year. Effective January 1, 1998, the Company entered into a new Employment Agreement with Ms. Sklar whereby Ms. Sklar is only required to work on a part-time basis on behalf of the Company, her salary was increased to $125,000 per annum and the rates of commission to be paid her were revised. Such new Employment Agreement is scheduled to expire on December 31, 1999.

     The Company entered into an employment agreement with Michael Sklar effective as of September 24, 1997 and expiring on December 31, 2002. Such agreement provides for Mr. Sklar's continued employment as Vice
President -- Business Development for the term of the agreement. On March 9, 1998, the Company's Board of Directors, by resolution, restated Mr. Sklar's responsibilities, and as such, his title was changed to President and Chief Operating Officer. The employment agreement provides for employment on a full-time basis and contains a provision that prohibits Mr. Sklar from competing or engaging in a business competitive with the business of the Company during the term of employment and for one year thereafter. Pursuant to such agreement, the Company agreed to pay Mr. Sklar a base salary at the rate of $225,000 per year for the year ended December 31, 1997, to be increased to $250,000 per year for the year ending December 31, 1998 and to be further increased by 10% per annum for the remainder of the term of such agreement. Mr. Sklar is also entitled to receive such bonuses during the term of employment, as recommended by the Compensation Committee of the Board of Directors and approved by the Board.

     The Company has entered into an employment agreement with Geoffrey Barsky effective March 25, 1996 and expiring on December 31, 1999. Such agreement provides for Mr. Barsky's continued employment as Vice President and Controller for the term of the agreement. The employment agreement provides for employment on a full-time basis and contains a provision that prohibits Mr. Barsky from competing or engaging in a business competitive with the business of the Company during the term of employment and for one year thereafter. Pursuant to such agreement, the Company has agreed to pay Mr. Barsky a base salary at the rate of $118,000, $130,000 and $140,000 per year for the years ending December 31, 1997, 1998 and 1999, respectively. Mr. Barsky is also entitled to receive such bonuses, during the term of employment, as recommended by the Compensation Committee of the Board of Directors.

                       RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

     Upon the recommendation of the Audit Committee of the Board of Directors, the Board of Directors of the Company has selected the firm of Grant Thornton LLP, independent certified public accountants, as the independent auditors of the Company for the fiscal year ending December 31, 1998, subject to ratification by the shareholders. Grant Thornton LLP has served as the Company's independent auditors since 1996. If the appointment of the firm of Grant Thornton LLP is not approved or if that firm shall decline to act or their employment is otherwise discontinued, the Board of Directors will appoint other independent auditors. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have the opportunity to make a brief statement at the Annual Meeting, if they so desire, and will be available to answer appropriate questions from shareholders.

                           APPROVAL OF THE COMPANY'S
               SECOND AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                                (PROPOSAL NO. 3)

     The Board of Directors has unanimously adopted, subject to shareholder approval, a Second Amended and Restated 1996 Stock Option Plan (the "Plan"), which amends certain aspects of the Company's Amended and Restated 1996 Stock Option Plan, which was adopted by the Company's directors in March 1997 and approved by the Company's shareholders in May 1997. If approved by the shareholders of the Company, the Plan would (i) increase the number of shares of the Company's Common Stock available thereunder from 650,000 shares to 900,000 shares, and (ii) provide for the inclusion of a provision in any options granted under the Plan requiring the optionee, for a period of one year after termination of employment, not to compete with the Company or disclose certain confidential information obtained during the course of the optionee's employment with the Company.

     The above-described amendments were approved by unanimous consent of the Company's Board of Directors on March 16, 1998, subject to shareholder approval.

     The Plan is summarized below. The full text of the Plan is set forth in Appendix A to this Proxy Statement, and the following discussion is qualified in its entirety by reference thereto.

ADMINISTRATION AND ELIGIBILITY

     The Plan provides for the grant of stock options to officers, directors, eligible employees, consultants and advisors of the Company. The Company proposes to increase the maximum number of shares of Common Stock available for issuance under the Plan from 650,000 shares to 900,000 shares. Under the Plan, the Company may grant incentive stock options or options not intended to qualify as incentive stock options (together, the "Options").

     The Plan provides for the granting of (i) Incentive Stock Options intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") to the Company's eligible employees and (ii) Nonstatutory Stock Options which are not to be treated as incentive stock options to the Company's directors, eligible employees, consultants or advisors.

     The Plan is to be administered by the Board of Directors or the Stock Option Committee (the "Committee"). Any construction or interpretation of terms and provisions of the Plan by the Board or Committee are final and conclusive. The class of persons which shall be eligible to receive discretionary grants of Options under the Plan shall be employees (including officers), consultants or advisors of either the Company or any subsidiary corporation of the Company. Employees shall be entitled to receive Incentive Stock Options and Nonstatutory Stock Options. Consultants and advisors shall be entitled only to receive Nonstatutory Stock Options. The Board or the Committee, in their sole discretion, but subject to the provisions of the Plan, shall determine the employees, consultants or advisors of the Company or its subsidiary corporations to whom Options shall be granted and the number of shares to be covered by each Option taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Board or Committee may deem relevant.

     On the date any person first becomes a Director of the Company during the term of the Plan, and such person is not an employee of the Company, such person will automatically be granted, without further action by the Board or Committee, a one-time grant of an option to purchase 20,000 shares of the Company's Common Stock.

     On the first day of each calendar quarter during the term of the Plan, directors who are not employees of the Company then serving in such capacity, are each to be automatically granted, without further action by the Board or Committee, an Option to purchase 5,000 shares of the Company's Common Stock.

     Under the Plan, directors who are not employees of the Company may only be granted Nonstatutory Stock Options. Such individuals include attorneys, accountants, consultants and advisors of the Company who, in addition to providing services in such capacities, also serve as directors of the Company.

     No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant.

     The exercise price of the Nonstatutory Stock Options granted to directors who are not employees of the Company shall be the "fair market value" (as defined pursuant to the Plan) of the Company's Common Stock on the date such options are granted. The exercise price of all other Nonstatutory Stock Options granted under the Plan shall be determined by the Board or Committee at the time of the grant of the Option.

     A Nonstatutory Stock Option granted to directors who are not employees of the Company shall vest entirely on the date granted and shall be exercisable for a period of ten (10) years. All other Nonstatutory Stock Options granted under the Plan may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years).

     If the employment of an employee by the Company or any subsidiary of the Company shall be terminated either voluntarily by the employee or for cause, then such employee's Options shall immediately expire. If such employment or services shall terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination. The retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause.

     If the holder of any Options under the Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options may be exercised by the estate of such employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one (1) year after such death.

     If the holder of any Options under the Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options may be exercised at any time within one (1) year after his termination of employment due to such disability.

     If the services of a director who is not an employee of the Company shall be terminated by the Company for cause, then his Options shall immediately expire. If such services shall terminate for any other reason (including the death or disability of a director who is not an employee of the Company), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination. In the event of the death of a director who is not an employee of the Company, his Options may be exercised by his estate or by a person who acquired the right to exercise such

Options by bequest or inheritance or by reason of the death of such director at any time within one (1) year after such death.

     Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options under the Plan, such Options may be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

     Options granted under the Plan may provide for the payment of the exercise price by the delivery of a check to the order of the Company in an amount equal to the exercise price, by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment.

     All options are nontransferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     There are approximately 400 employees and three (3) directors who are not employees of the Company who are eligible for participation in the Plan. The Company cannot presently approximate the number of consultants and/or advisors who will be eligible to receive Options under the Plan.

MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

     In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Board or Committee in the aggregate number of shares available under the Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option and payment of the exercise price, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board or Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted pursuant to the Plan from being disqualified as an "incentive stock option" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

AMENDMENT AND TERMINATION OF THE PLAN

     The Plan shall terminate on February 28, 2006, which is within ten (10) years from the date of the adoption of the Company's original 1996 Stock Option Plan by the Board of Directors and shareholders, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

     The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of shareholders of the Company convened for such purpose.

     The Board of Directors may at any time, on or before the termination date of the Plan, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of shareholders of the Company convened for such purpose, increase the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or other persons, or class of employees or other persons eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amending or supplementing the Code.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax treatment of incentive stock options and non-statutory stock options. The tax consequences recognized by an optionee may vary; therefore, an optionee should consult his or her tax advisor for advice concerning any specific transaction.

     Incentive Stock Options. No taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option granted under the Plan. The difference between the exercise price and the fair market value of the stock on the date of exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

     Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (i) two years form the date of grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionee on a sale of such shares will be treated as capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to treat such increase as capital gain.

     If the optionee sells the shares prior to the expiration of the Statutory Holding Period, he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the option price, or (ii) the amount realized on the disposition of the stock less the option price, and the Company will receive a corresponding business expense deduction. However, special rules may apply to options held by persons required to file reports under Section 16 of the Exchange Act. The amount by which the proceeds of the sale exceeds the fair market value of the shares on the date of exercise will be treated as long-term capital gain if the shares are held for a more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If an optionee sells the shares acquired upon exercise of an option at a price less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be long-term capital loss if the shares are held for more than one year prior to the sale and a short-term capital loss if the shares are held for a shorter period.

     Non-Statutory Stock Options. No taxable income is recognized by the optionee upon the grant of a Non-Statutory Option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, special rules may apply to options held by persons required to file reports under Section 16 of the Exchange Act. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee, subject to Section 162(m) of the Code. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

RESTRICTIVE COVENANTS

     The Plan provides for the inclusion in any future grants of options made under the Plan a provision requiring the optionee, for a period of one year after termination of employment (the "Restrictive Period"), to agree to the following restrictive covenants:

     Nondisclosure. Upon the grant of any option under the Plan, the optionee will agree not to divulge, furnish, or make accessible to any third person, company or other organization or entity (other than in the regular course of the Company's business) any confidential and privileged information relating to customer files and special customer information, vendor sources and information, financing, mergers, acquisitions, selective personnel information and confidential processes, designs, ideas, machinery, plans, devices and materials, and other similar matters treated by the Company as confidential ("Confidential Information"), without the prior written consent of the Company; provided, however, that such covenant will not apply to any Confidential Information that was known by the optionee prior to the Company's disclosure thereof to such optionee, that is or becomes through no fault of the optionee generally available to the public, or that is independently developed and supplied to the optionee by a source other than the Company.

     Covenant not to Compete. Upon the grant of any option under the Plan, the optionee will agree that during the continuation of his employment with the Company and during the Restrictive Period if his employment with the Company is terminated by him voluntarily or by the Company for cause, the optionee will not, directly or indirectly, within the states of New York, New Jersey, Connecticut and Pennsylvania:

          a. own, manage, operate, control, be employed by, render advisory services to, support or assist (by loans or otherwise), participate in or be connected in the management or control of any person, corporation, association, joint venture, partnership, or other business entity that engages in any part of the business of the Company in competition with the Company (a "Competitive Company"), unless his affiliation with such Competitive Company is not related in any way, directly or indirectly to the sale or marketing of products or the provisions of services that are of the same kind or a like nature as those products sold or services provided by the Company at the time the optionee's employment terminates; or

          b. solicit or attempt in any manner to persuade or influence any present or future customer of the Company to divert its business from the Company to any Competitive Company.

                               NEW PLAN BENEFITS

     Because the option grants under the Plan are discretionary, or the exercise prices of options automatically granted thereunder are equal to currently unknown closing prices of the company's Common Stock on the Nasdaq National Market, the Company cannot presently determine the benefits to be received by any particular individual or particular group of individuals from such option grants. The following table, however, sets forth the benefits that would have been received in 1997 by the Named Officers, all executive officers as a group, the non-executive directors as a group and the non-executive officer employees as a group, as if the Plan had been in effect during 1997.

                                                                         THE PLAN(1)
                                                              ---------------------------------
                                                                     DOLLAR           NUMBER OF
                     NAME AND POSITION                              VALUE($)           SHARES
                     -----------------                        --------------------    ---------
Gary Katz...................................................           *                 *
Michael Sklar...............................................           *                 *
Lisa J. Sklar...............................................           *                 *
Donald L. Flamm.............................................           *                 *
Geoffrey Barsky.............................................           *                 *
Executive Officer Group.....................................           *                 *
Non-Executive Officer Director Group (3 Persons)(2).........
  January 1, 1997...........................................   $3.50 per share(3)     15,000
  April 1, 1997.............................................  $3.0625 per share(3)    15,000
  July 1, 1997..............................................  $2.625 per share(3)     15,000
  October 1, 1997...........................................   $5.00 per share(3)     15,000
Non-Executive Officer Employee Group........................           *                 *

---------------
* The Plan provides for the automatic granting of Options only to directors who are not employees of the Company. Such individuals receive options to purchase 5,000 shares of Common Stock on the first day of each calendar quarter the Plan is in effect. Grants of Options under the Plan to all other groups, including executive officers and non-executive officer employees, may include Incentive Stock Options, the granting of which are discretionary and not determinable as to amount or dollar value as of the date of this Proxy Statement.

(1) Subject to shareholder approval of the Plan.

(2) The information provided represents the benefits that would have been received in 1997 by the Non-Executive Officer Group, as if the Plan had been in effect during 1997.

(3) Represents the closing price of the Company's Common Stock on the date the Options would have been granted had the Plan been in effect during 1997.

BOARD RECOMMENDATION

     The Board of Directors believes that the approval of the foregoing three proposals is in the best interests of the Company and its shareholders and therefore recommends that the shareholders vote FOR such proposals.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and the Company reserves the right to compensate outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

     Proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at its principal office in New York, New York not later than March 1, 1999 for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors,

                                          /s/ GEOFFREY BARSKY
                                          --------------------------------------
                                          GEOFFREY BARSKY, Secretary

March 27, 1998

     THE BOARD OF DIRECTORS HOPES THAT SHAREHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                       EXHIBIT A

                        KATZ DIGITAL TECHNOLOGIES, INC.

               SECOND AMENDED AND RESTATED 1996 STOCK OPTION PLAN

     1. Purpose of the Plan. The Katz Digital Technologies, Inc. Second Amended and Restated 1996 Stock Option Plan (the "Second Amended Plan") is intended to advance the interests of Katz Digital Technologies, Inc. (the "Company") by inducing persons of outstanding ability and potential to join and remain with the Company, by encouraging and enabling employees to acquire proprietary interests in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options" (which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined, to qualified employees. In addition, the Second Amended Plan also provides for the granting of "Nonstatutory Stock Options" to all Directors who are not employees of the Company, as consideration for their services and for attending meetings of the Board of Directors, and also provides for the granting of "Nonstatutory Stock Options" to consultants and advisors who provide services to the Company.

     2. Administration. The Second Amended Plan shall be administered by the Board of Directors (the "Board"), or by a committee (the "Committee") consisting of at least two (2) Directors chosen by the Board, each of which is a "Non-Employee Director," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as herein specifically provided, the interpretation and construction by the Board or Committee of any provision of the Second Amended Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Second Amended Plan, except as otherwise provided by law.

     3. Shares subject to the Second Amended Plan. The stock subject to grant under the Second Amended Plan shall be shares of the Company's common stock, $.001 par value (the "Common Stock"), whether authorized but unissued or held in the Company's treasury or shares purchased from stockholders expressly for use under the Second Amended Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Second Amended Plan shall not exceed nine hundred thousand (900,000) shares, subject to adjustment in accordance with the provisions of Section 13 hereof. The Company shall at all times while the Second Amended Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Second Amended Plan. In the event any Option granted under the Second Amended Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under this Amended Plan.

     4. Stock Option Agreement. Each Option granted under the Second Amended Plan shall be authorized by the Board or Committee and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the person to whom such Option is granted or such other document which evidences the grant of the Option. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable and the option price per share thereof.

     5. Discretionary Grant Participation. The class of persons which shall be eligible to receive discretionary grants of Options under the Second Amended Plan shall be all key employees (including officers) of either the Company or any subsidiary corporation of the Company and consultants and advisors who provide services to the Company or any subsidiary of the Company, other than in connection with the offer or sale of securities in a capital raising transaction. Employees shall be entitled to receive (i) Incentive Stock Options, as described in Section 7 hereafter, and (ii) Nonstatutory Stock Options, as described in Section 8 hereafter. Consultants and advisors shall be entitled only to receive Nonstatutory Stock Options. The Board or Committee, in its discretion, but subject to the provisions of the Second Amended Plan, shall determine the employees, consultants or advisors to whom Options shall be granted and the number of shares to be covered by each Option taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Board or Committee may deem relevant.

     6.  Participation of Directors Who Are Not Employees of the Company

     (a) On the date any person who is not an employee of the Company first becomes a Director, such person shall automatically be granted, without further action by the Board or Committee, an option to purchase 20,000 shares of the Company's Common Stock.

     (b) On the first day of each calendar quarter during the term of the Second Amended Plan, Directors of the Company who are not employees of the Company then serving in such capacity, shall each be granted an Option to purchase 5,000 shares of the Company's Common Stock (an aggregate of 20,000 shares annually to each such director).

     (c) The option price of the shares subject to the Options set forth in Sections 6(a) and 6(b) hereof shall be the fair market value (as defined in Section 7(f) hereafter) of the Company's Common Stock on the date such Options are granted. All of such Options shall be Nonstatutory Stock Options, as described in Section 8 hereafter. The Options granted pursuant to this Section 6 shall vest entirely on the date they are granted and shall be exercisable for a period of ten (10) years.

     (d) Directors who are not employees of the Company include attorneys, accountants, consultants and advisors of the Company who, in addition to providing services in such capacity, serve as Directors of the Company.

     7. Incentive Stock Options. The Board or Committee may grant Options under the Second Amended Plan which are intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986 (the "Code") (such an Option referred to herein as an "Incentive Stock Option"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code:

     (a) No Incentive Stock Option shall be granted to individuals other than key employees of the Company or of a subsidiary corporation of the Company.

     (b) Each Incentive Stock Option under the Second Amended Plan must be granted prior to February 28, 2006, which is within ten (10) years from the date the Second Amended Plan was adopted by the Board of Directors and shareholders of the Company.

     (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

     (d) No Incentive Stock Option granted under the Second Amended Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation, of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Second Amended Plan shall be subject to earlier termination as expressly provided in Section 11 hereof.

     (e) For purposes of determining stock ownership under this Section 7, the attribution rules of Section 425(d) of the Code shall apply.

     (f) For purposes of the Second Amended Plan, fair market value shall be determined by the Board or Committee and, if the Common Stock is listed on a national securities exchange or traded on the Over-the-

Counter market, the fair market value shall be the closing price of the Common Stock on such exchange, or on the Over-the-Counter market as reported by the National Quotation Bureau, Incorporated, as the case may be, on the day on which the Option is granted or on the day on which a determination of fair market value is required under the Second Amended Plan, or, if there is no trading or closing price on that day, the closing price on the most recent day preceding the day for which such prices are available.

     8. Nonstatutory Stock Options. The Board or Committee may grant Options under the Second Amended Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code, but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options which are not intended to meet these requirements shall be subject to the following terms and conditions:

     (a) A Nonstatutory Stock Option may be granted to any person eligible to receive an Option under the Second Amended Plan pursuant to Section 5 hereof.

     (b) Persons eligible to receive Nonstatutory Stock Options pursuant to
Section 6 hereof are granted Options automatically under the Second Amended Plan, without any determination by the Board or Committee.

     (c) Subject to the price provisions of Section 6 hereof, the option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board or Committee, in its absolute discretion, at the time of the grant of the Nonstatutory Stock Option.

     (d) Subject to the provisions of Section 6 hereof, a Nonstatutory Stock Option granted under the Second Amended Plan may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years), and shall be subject to earlier termination as expressly provided in Section 11 hereof.

     9. Rights of Option Holders. The holder of any Option granted under the Second Amended Plan shall have none of the rights of a stockholder with respect to the shares covered by his Option until such shares shall be issued to him upon the exercise of his Option.

     10. Transferability. No Option granted under the Second Amended Plan shall be transferable by the individual to whom it was granted otherwise than by last will and testament or the laws of decent and distribution, or pursuant to a domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Securities Act, or the rules thereunder and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

     11.  Termination of Employment or Death.

     (a) If the employment of an employee by the Company or any subsidiary of the Company shall be terminated voluntarily by the employee or for cause, then his Options shall expire forthwith. Except as provided in subsections (b) and
(c) of this Section 11, if such employment or services shall, terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (f) of this Section 11. For purposes of the Second Amended Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

     (b) If the holder of any Options under the Second Amended Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options may, subject to the provisions of subparagraph (f) of this Section 11, be exercised by the estate of the employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one (1) year after such death.

     (c) If the holder of any Options under the Second Amended Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options may, subject to the provision of subparagraph (f) of this Section 11, be exercised at any time within one (1) year after his termination of employment due to this disability.

     (d) If the services of a Director who is not an employee of the Company shall be terminated by the Company for cause, then his Options shall expire forthwith. If such services shall terminate for any other reason (including the death or disability of such Director), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination, subject to the provisions of subparagraph (f) of this Section 11. In the event of the death of a Director who is not an employee of the Company, his Options may be exercised by his estate or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such Director at any time within one
(1) year after such death.

     (e) Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options hereunder, such Options may, subject to the provisions of subparagraph (f) of this Section 11, be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

     (f) An Option may not be exercised pursuant to this Section 11 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option.

     (g) For purposes of this Section 11, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by status or by contract.

     (h) Restrictive Covenants. In consideration of the Options granted pursuant to this Second Amended Plan and to induce the Company to grant such Options, all option agreements entered into as a result of Options granted hereunder shall require each optionee to agree as follows:

          (i) Definitions. As used in this Section 11(h), the following terms shall have the meanings ascribed to them in this subsection:

          "Business" shall mean the business of providing digital pre-press and digital printing services, traditional comp services and photographic and electronic reproduction services.

          "Competitive Company" shall mean any person, corporation, association, joint venture, partnership, or other business entity that engages in any part of the Business in competition with the Company.

          "Restrictive Period" shall mean a period of one year following the optionee's voluntary termination of his employment with the Company or the termination of his employment with the Company for cause; provided, however, that the Restrictive Period shall be extended for an additional period equal to any period during which the optionee is in violation of any of the provisions of
          Section 11(h)(iv), below.

          "Territory" shall mean the states of New York, New Jersey, Connecticut and Pennsylvania.

          (ii) Acknowledgements. The optionee will acknowledge that by reason of his position with the Company he is and will be acquainted with confidential and privileged information relating to customer files and special customer information, vendor sources and information, financing, mergers, acquisitions, selective personnel information and confidential processes, designs, ideas, machinery, plans, devices and materials, and other similar matters treated by the Company as confidential (the "Confidential Information") and that use of the Confidential Information might seriously damage the Company in its Business.

          (iii) Nondisclosure. The optionee will agree not to divulge, furnish, or make accessible to any third person, company or other organization or entity (other than in the regular course of the Company's Business) any Confidential Information, without the prior written consent of the Company; provided, however, that such covenant will not apply to any Confidential Information that was known by the optionee prior to the Company's disclosure thereof to such optionee, that is or becomes through no fault of the optionee generally available to the public, or that is independently developed and supplied to the optionee by a source other than the Company.

          (iv) Covenant Not to Compete. The Optionee will agree that during the continuation of his employment with the Company and during the Restrictive Period if his employment with the Company is terminated by him voluntarily or by the Company for cause, the optionee will not, directly or indirectly, within the Territory:

          a. own, manage, operate, control, be employed by, render advisory services to, support or assist (by loans or otherwise), participate in or be connected in the management or control of any Competitive Company, unless his affiliation with such Competitive Company is not related in any way, directly or indirectly to the sale or marketing of products or the provisions of services that are of the same kind or a like nature as those products sold or services provided by the Company at the time the optionee's employment terminates; or

          b. solicit or attempt in any manner to persuade or influence any present or future customer of the Company to divert its business from the Company to any Competitive Company.

          (v) Enforcement. The optionee will agree that in the event of any breach or threatened breach by the optionee of the foregoing covenants contained in this Section 11(h), the Company, in addition to any other rights and remedies it may have, will be entitled to an injunction restraining such breach or threatened breach, the optionee agreeing to stipulate that a breach by the optionee would cause irreparable damage to the Company and that its remedies at law would be inadequate. The optionee will further agree that the existence of any claim or cause of action on the part of the optionee against the Company shall not constitute a defense to the enforcement of these provisions and that the terms of the foregoing covenants, including without limitation the Restrictive Period and the Territory, are reasonable in all respects and necessary for the protection of the Company. If any court of competent jurisdiction will finally adjudicate that any of the covenants are too broad as to area, activity or time covered, the optionee will agree that such area, activity or time covered may be reduced to whatever extent the court deems reasonable and the covenants and the remedy of injunctive relief may be enforced as to such reduced area, activity or time.

     12.  Exercise of Options.

     (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Second Amended Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board or Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Option granted under the Second Amended Plan shall be subject
(i) to such condition or conditions as it may impose, including but not limited to, a condition that the holder thereof remain in the employ or service of the Company or a subsidiary corporation of the Company for such period or periods of time from the date of grant of the Option, as the Board or Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the Board or Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

     (b) An Option granted under the Second Amended Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of his check payable to the order of the Company; provided, however, that notwithstanding the foregoing provisions of this Section 12 or any other terms, provisions or conditions of the Second Amended Plan, at the written request of the optionee and upon approval by the Board or the Committee, shares acquired pursuant to the exercise of any Option may be paid for in full at the time of exercise by the surrender of shares of Common Stock of the Company held by or for the account of the optionee at the time of exercise to the extent permitted by subsection (c)(5) of Section 422 of the Code and, with respect to any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act, to the extent permitted by
Section 16(b) of the Exchange Act and the Rules of the Securities and Exchange Commission, without liability to the Company. In such case, the fair market value of the surrendered shares shall be determined by the Board or Committee as of the date of exercise in the same manner as such value is determined upon the grant of an Incentive Stock Option.

     13.  Anti-Dilution.

     13.1 Adjustments. In the event that the Company shall have effected one or more stock splits, reverse splits, or readjustments, stock dividends, or other increases or reductions of the number of outstanding shares of Common Stock of the Company, or issued as dividends on the outstanding shares of Common Stock of the Company other securities convertible into shares of Common Stock of the Company, without receiving compensation therefor in money, services or property (any such event being hereinafter referred to as a "Dilutive Event"), the optionee shall be entitled to receive for the aggregate payments to be made by him for the Stock, the number of shares of Common Stock or other securities the optionee would have been entitled to receive as a result of any such Dilutive Event if optionee had immediately prior to such Dilutive Event exercised this Option and paid for and received the Stock. If fractional shares would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

     13.2 Merger, Consolidation or Recapitalization. In the event of the recapitalization, merger or consolidation of the Company with or into another corporation the optionee shall be entitled to receive upon payment of the option price, such securities of such other corporation with or into which the Company shall have been merged or consolidated as the optionee would have received if optionee had immediately prior to such recapitalization, merger or consolidation exercised this Option and paid for and received the Stock.

     14.  Further Conditions of Exercise.

     (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale of distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.

     (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualifications and compliance.

     15. Effectiveness of the Second Amended Plan. The Second Amended Plan was adopted by the unanimous consent of the Board of Directors on March 16, 1998. The Second Amended Plan was approved by the affirmative vote of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose on April 30, 1998.

     16.  Termination, Modification and Amendment.

     (a) The Second Amended Plan (but not Options previously granted under the Second Amended Plan shall terminate on February 28, 2006, which is within ten
(10) years from the date of the adoption of the Company's original 1996 Stock Option Plan by the Board of Directors and the stockholders of the Company, or sooner as hereinafter provided, and no Option shall be granted after termination of the Second Amended Plan.

     (b) The Second Amended Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

     (c) The Board of Directors may at any time, on or before the termination date referred to in Section 16(a) hereof, terminate the Second Amended Plan, or from time to time make such modifications or amendments to the Second Amended Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase (except as provided by Section 13 hereof) the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or class of employees eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from disqualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

     (d) No termination, modification or amendment of the Second Amended Plan, may without the consent of the individual to whom an Option shall have been previously granted, adversely affect the rights conferred by such Option.

     17. Not a Contract of Employment. Nothing contained in the Second Amended Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company.

     18. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Second Amended Plan shall constitute general funds of the Company.

     19. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Second Amended Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the member or members of the Board or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on their own behalf.

     20. Definitions. For purposes of the Second Amended Plan, the terms "parent corporation" and "subsidiary corporation" shall have the same meanings a set forth in Sections 425(e) and 425(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

     21. Governing Law. The Second Amended Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the law of the State of New York.

       Proxy for Annual Meeting of Shareholders to be held April 30, 1998

                         KATZ DIGITAL TECHNOLOGIES, INC.

Know all men by these presents, that the undersigned hereby constitutes and appoints Gary Katz and Geoffrey Barsky and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of Katz Digital Technologies, Inc., standing in the name of the undersigned at the close of business on March 2, 1997, at the Annual Meeting of Shareholders of the Company to be held on April 30, 1998 at the New York Marriott Marquis Hotel, 1535 Broadway, New York, New York, and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.

        This proxy is solicited by the Board of Directors of the Company.

                (Continued and to be signed on the reverse side.)

                                                                SEE REVERSE SIDE

X   Please mark your votes as this example

1. Election of Directors

        FOR         AGAINST
       /  /          /  /

 NOMINEES ARE:      Gary Katz,
                    Michael D. Sklar,
                    Murray L. Skala,
                    Ronald Grudberg and
                    Burtt Ehrlrich

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

___________________________________________________

2. Approval of Grant Thornton LLP as the Company's Auditors.

        FOR         AGAINST        ABSTAIN
       /  /          /  /           /  /

3.Approval of the Company's Second Amended and Restated 1996 Stock Option Plan as to which options may be granted to the Company's employees and others for 900,000 shares.

        FOR         AGAINST        ABSTAIN
       /  /          /  /           /  /

4.In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

        FOR         AGAINST        ABSTAIN
       /  /          /  /           /  /


The shares represented by this proxy will be voted in the manner indicated, and if no instructions to the contrary are indicated, will be voted FOR all proposals listed above.

Number of shares owned by undersigned ______________.

Signature(s): _______________________________________________ Date: ___________

IMPORTANT: Please sign exactly as your name or names are printed here.
           Executors, administrators, trustees and other persons signing in a representative capacity should give full title.